UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6474

Dreyfus Growth and Income Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Growth and Income Fund, Inc.

ANNUAL REPORT October 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

7	Understanding Your Fund s Expenses

7	Comparing Your Fund s Expenses With Those of Other Funds

8	Statement of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Important Tax Information

28	Board Members Information

31	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Growth and Income Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth and Income Fund, Inc., covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive economic growth over the third quarter of 2009 may have signaled the end of the deep recession that technically began in December 2007. Signs that the U.S. economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending.These and other positive developments helped fuel a sustained stock market rally since the early spring, with the most beaten-down securities generally leading the rebound. Higher-quality stocks have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the financial markets currently appear poised to enter into a new phase in which underlying fundamentals, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2008, through October 31, 2009, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Growth and Income Fund produced a total return of 12.42%.1 This compares with the fund s benchmark, the Standard & Poor s 500 Composite Stock Price Index ( S&P 500 Index ), which produced a total return of 9.80% for the same period.2

In the wake of a severe recession and banking crisis early in the reporting period, stocks rallied over the spring and summer of 2009, more than offsetting earlier losses.The fund produced higher returns than its benchmark, as our security selection strategy produced above-average results in nine of the S&P 500 Index s 10 market sectors.

The Fund s Investment Approach

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk by normally investing primarily in domestic and foreign stocks. We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk management. The fund s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

Stock Market Plunged, Then Rebounded Sharply

In the weeks before the start of the reporting period, the failures of several major financial institutions nearly led to the collapse of the world-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

wide banking system.Meanwhile,rising unemployment,plunging housing prices and depressed consumer confidence exacerbated the most severe economic downturn since the 1930s. These influences fueled a bear market that drove stock market averages to multi-year lows. The decline was broad-based, affecting industry groups and individual stocks seemingly regardless of their underlying business fundamentals.

Market sentiment began to improve in early March, as aggressive measures adopted by government and monetary authorities to repair the credit markets seemed to gain traction. Additional evidence of economic stabilization later appeared, sparking a sustained market rally through the reporting period s end. Smaller, lower-quality companies generally led the rally as investors turned to stocks that had been severely punished in the downturn.

Stock Selection Strategy Drove Fund Performance

Although investor behavior during the downturn was motivated more by fear of losses than the strengths and weaknesses of individual companies in our view, our stock selection strategy proved relatively effective, helping the fund cushion market declines. Our process continued to work well during the rally over the spring and summer of 2009, when investors appetite for risk returned and we began to move from a defensive investment posture to a more constructive stance. The fund s relative performance was especially robust in the consumer discretionary, energy and financials sectors. Only the fund s health care investments lagged their respective benchmark components.

In the economically sensitive consumer discretionary sector, we eliminated the fund s position in for-profit education provider Apollo Group before the announcement of a regulatory investigation depressed its stock price, which weighed on the benchmark s results. Overweighted exposure to retailers Best Buy and Home Depot also contributed positively to relative performance. Best Buy benefited from the bankruptcy of its key competitor, and Home Depot saw greater customer demand as homeowners renovated existing homes instead of buying new ones.

Our trading strategy helped bolster the fund s results in the energy sector, where rising commodity prices supported stock prices.An under-

weighted position in industry bellwether ExxonMobil boosted relative returns when investors turned toward less defensive investments in the rally. Instead, we focused on smaller oil producers such as Occidental Petroleum, which advanced due to an attractive valuation and strong growth prospects.

In the battered financial services sector, we successfully avoided most of the more severely damaged financial institutions in favor of healthier companies, such as asset manager Franklin Resources and insurance and financial planning specialist Ameriprise Financial.These businesses fared relatively well as the U.S. economy and capital markets recovered.

Disappointments were largely limited to the health care sector, where stocks were constrained by concerns regarding health care reform legislation. Underweighted exposure to two better-performing companies, managed care provider UnitedHealth Group and drug distributor McKesson Corp.,weighed on the fund s relative performance.

Positioned for a Global Economic Recovery

As of the reporting period s end, the economy appears to be gaining strength, and we have seen signs that investors have been refocusing on companies with healthy finances and strong business fundamentals. Indeed, we have continued to find what we consider to be attractive opportunities among multinational companies, especially in the information technology and consumer discretionary sectors, that appear poised to benefit during an economic rebound that may be more robust overseas than in the United States.We have found fewer opportunities in the industrials and energy sectors.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth and Income Fund, Inc. and the Standard & Poor s 500 Composite Stock Price Index

Average Annual Total Returns as of 10/31/09
	1 Year	5 Years	10 Years

Fund	12.42%	0.24%	0.97%

Past performance is not predictive of future performance.The fund s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 10/31/99 to a
$10,000 investment made in the Standard & Poor s 500 Composite Stock Price Index (the Index ) on that date. All dividends and capital gain distributions are reinvested.
The fund s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

Expenses paid per $1,000†	$5.37
Ending value (after expenses)	$1,220.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

Expenses paid per $1,000†	$4.89
Ending value (after expenses)	$1,020.37

† Expenses are equal to the fund’s annualized expense ratio of .96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2009

Common Stocks 99.7%	Shares	Value ($)

Consumer Discretionary 12.5%
Abercrombie & Fitch, Cl. A	31,690 [a]	1,040,066
Autoliv	57,440 [a]	1,928,835
Carnival	129,268	3,764,284
Gap	161,930	3,455,586
Home Depot	206,735	5,186,981
Interpublic Group of Cos.	243,460 [b]	1,465,629
Johnson Controls	87,100	2,083,432
Kohl s	44,440 [b]	2,542,857
Limited Brands	251,270	4,422,352
Newell Rubbermaid	115,750	1,679,532
News, Cl. A	397,360	4,577,587
Nordstrom	94,860 [a]	3,014,651
O Reilly Automotive	35,730 [b]	1,332,014
Omnicom Group	134,220	4,601,062
Staples	236,800 [a]	5,138,560
Target	77,310	3,744,123
Time Warner	304,113 [a]	9,159,884
		59,137,435
Consumer Staples 11.1%
Cadbury, ADR	27,500 [a]	1,392,600
Clorox	52,860	3,130,898
Coca-Cola Enterprises	126,260	2,407,778
Colgate-Palmolive	62,775	4,935,998
CVS Caremark	137,112	4,840,054
Dean Foods	141,070 [b]	2,571,706
Estee Lauder, Cl. A	53,190	2,260,575
Kellogg	52,120	2,686,265
Kraft Foods, Cl. A	32,524	895,060
Kroger	51,870	1,199,753
PepsiCo	241,598	14,628,759
Philip Morris International	201,295	9,533,331
Whole Foods Market	58,100 [a,b]	1,862,686
		52,345,463
Energy 10.5%
Cameron International	37,670 [b]	1,392,660
Chevron	159,980	12,244,869
ConocoPhillips	91,320	4,582,438

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Consol Energy	30,060	1,286,869
Devon Energy	18,680	1,208,783
Halliburton	51,340	1,499,641
Marathon Oil	95,330	3,047,700
Noble Energy	21,150	1,388,074
Occidental Petroleum	168,180	12,761,498
Southwestern Energy	52,560 [b]	2,290,565
Transocean	16,920 [b]	1,419,757
XTO Energy	160,990	6,690,744
		49,813,598
Financial 14.8%
Aetna	38,870	1,011,786
Aflac	22,700	941,823
American Express	35,000	1,219,400
Ameriprise Financial	61,540	2,133,592
Bank of America	407,560	5,942,225
BlackRock	6,030 [a]	1,305,435
Capital One Financial	19,490	713,334
Chubb	25,860	1,254,727
Discover Financial Services	76,180	1,077,185
Fidelity National Financial, Cl. A	147,270	1,998,454
Franklin Resources	29,000	3,034,270
Goldman Sachs Group	23,823	4,053,960
JPMorgan Chase & Co.	334,475	13,971,021
Marsh & McLennan Cos.	67,490	1,583,315
MetLife	109,620	3,730,369
Moody s	48,740 [a]	1,154,163
Morgan Stanley	194,490	6,247,019
People s United Financial	73,940	1,185,258
Principal Financial Group	47,750	1,195,660
Prudential Financial	83,100	3,758,613
State Street	24,970	1,048,241
T. Rowe Price Group	52,520	2,559,300
Travelers Cos.	67,150	3,343,398
Wells Fargo & Co.	205,340	5,650,957
		70,113,505

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care 13.3%
Abbott Laboratories	61,890	3,129,777
Alexion Pharmaceuticals	34,840 [b]	1,547,244
AmerisourceBergen	140,920	3,121,378
Amgen	86,800 [b]	4,663,764
Baxter International	48,470	2,620,288
Celgene	39,220 [b]	2,002,181
Covidien	37,741	1,589,651
DaVita	27,930 [b]	1,481,128
Gilead Sciences	66,381 [b]	2,824,512
Hospira	28,600 [b]	1,276,704
Illumina	41,970 [b]	1,347,237
Johnson & Johnson	136,510	8,060,915
Medco Health Solutions	43,640 [b]	2,449,077
MEDNAX	30,180 [b]	1,566,946
Merck & Co.	242,990 [a]	7,515,681
Pfizer	604,292	10,291,093
Shire, ADR	23,240	1,238,692
Thermo Fisher Scientific	33,590 [b]	1,511,550
Universal Health Services, Cl. B	25,360	1,411,284
Vertex Pharmaceuticals	41,250 [a,b]	1,384,350
WellPoint	39,470 [b]	1,845,617
		62,879,069
Industrial 7.8%
Caterpillar	57,380 [a]	3,159,343
Cummins	40,420	1,740,485
Dover	119,363	4,497,598
Eaton	44,260	2,675,517
Fluor	59,850	2,658,537
General Electric	225,540	3,216,200
Honeywell International	38,880	1,395,403
Norfolk Southern	125,210	5,837,290
Parker Hannifin	45,480	2,408,621
Raytheon	63,100	2,857,168

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Tyco International	71,810	2,409,225
Union Pacific	47,571	2,623,065
Waste Management	41,541	1,241,245
		36,719,697
Information Technology 22.6%
Activision Blizzard	174,830 [b]	1,893,409
Apple	54,107 [b]	10,199,170
Autodesk	53,940 [b]	1,344,724
BMC Software	62,030 [b]	2,305,035
Broadcom, Cl. A	111,976 [b]	2,979,681
Cisco Systems	648,268 [b]	14,812,924
Dell	225,680 [b]	3,270,103
EMC	138,450 [b]	2,280,272
Equinix	13,110 [b]	1,118,545
Google, Cl. A	13,916 [b]	7,460,646
Hewlett-Packard	262,460	12,456,352
Informatica	86,320 [b]	1,832,574
Juniper Networks	68,860 [b]	1,756,619
Microsoft	706,489	19,590,940
Nokia, ADR	57,550 [a]	725,706
Oracle	238,710	5,036,781
Sybase	62,030 [b]	2,453,907
Teradata	66,550 [b]	1,855,414
Texas Instruments	62,590	1,467,736
Tyco Electronics	147,150	3,126,938
Visa, Cl. A	37,738	2,859,031
VMware, Cl. A	46,140 [b]	1,773,160
Western Union	218,390	3,968,146
		106,567,813
Materials 3.7%
Air Products & Chemicals	12,980	1,001,147
Albemarle	49,800	1,572,684
Alcoa	178,370	2,215,355

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Celanese, Ser. A	109,470	3,004,952
Dow Chemical	93,690	2,199,841
E.I. du Pont de Nemours & Co.	41,320	1,314,802
Freeport-McMoRan Copper & Gold	59,082 [a,b]	4,334,256
Packaging Corp. of America	108,730 [a]	1,987,584
		17,630,621
Telecommunication Services 1.4%
AT & T	148,990	3,824,573
CenturyTel	47,630	1,546,070
Windstream	129,510	1,248,476
		6,619,119
Utilities 2.0%
Entergy	52,170	4,002,482
Exelon	38,750	1,819,700
NRG Energy	42,420 [b]	975,236
Questar	70,140	2,794,378
		9,591,796
Total Common Stocks
(cost $418,951,966)		471,418,116

Other Investment .2%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,114,000)	1,114,000 [c]	1,114,000

Investment of Cash Collateral
for Securities Loaned 6.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $28,330,220)	28,330,220 [c]	28,330,220

Total Investments (cost $448,396,186)	105.9%	500,862,336
Liabilities, Less Cash and Receivables	(5.9%)	(27,997,286)
Net Assets	100.0%	472,865,050

ADR American Depository Receipts

a All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund s securities on loan is $26,888,736 and the total market value of the collateral held by the fund is $28,330,220.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)

	Value (%)		Value (%)

Information Technology	22.6	Industrial	7.8
Financial	14.8	Money Market Investments	6.2
Health Care	13.3	Materials	3.7
Consumer Discretionary	12.5	Utilities	2.0
Consumer Staples	11.1	Telecommunication Services	1.4
Energy	10.5		105.9

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in securities See Statement of Investments (including securities on loan, valued at $26,888,736) Note 1(b):
Unaffiliated issuers	418,951,966	471,418,116
Affiliated issuers	29,444,220	29,444,220
Cash		9,895
Receivable for investment securities sold		5,799,583
Dividends and interest receivable		361,807
Receivable for shares of Common Stock subscribed		20,966
Prepaid expenses		20,441
		507,075,028
Liabilities ($):
Due to The Dreyfus Corporation and affiliates Note 3(b)		385,129
Liability for securities on loan Note 1(b)		28,330,220
Payable for investment securities purchased		5,397,520
Payable for shares of Common Stock redeemed		14,363
Accrued expenses		82,746
		34,209,978
Net Assets ($)		472,865,050
Composition of Net Assets ($):
Paid-in capital		598,560,587
Accumulated net realized gain (loss) on investments		(178,161,687)
Accumulated net unrealized appreciation
(depreciation) on investments		52,466,150
Net Assets ($)		472,865,050
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		42,046,417
Net Asset Value, offering and redemption price per share ($)		11.25

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended October 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $34,635 foreign taxes withheld at source):
Unaffiliated issuers	9,560,221
Affiliated issuers	11,344
Income from securities lending Note 1(b)	111,962
Total Income	9,683,527
Expenses:
Management fee Note 3(a)	3,166,209
Shareholder servicing costs Note 3(b)	1,244,078
Professional fees	67,858
Prospectus and shareholders reports	61,222
Directors fees and expenses Note 3(c)	48,191
Custodian fees Note 3(b)	44,189
Registration fees	24,734
Loan commitment fees Note 2	3,102
Miscellaneous	33,783
Total Expenses	4,693,366
Less reduction in management fee due to undertaking Note 3(a)	(219,070)
Less reduction in fees due to earnings credits Note 1(b)	(60,569)
Net Expenses	4,413,727
Investment Income Net	5,269,800
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments	(38,174,372)
Net unrealized appreciation (depreciation) on investments	82,725,267
Net Realized and Unrealized Gain (Loss) on Investments	44,550,895
Net Increase in Net Assets Resulting from Operations	49,820,695

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations ($):
Investment income net	5,269,800	2,543,425
Net realized gain (loss) on investments	(38,174,372)	(138,920,821)
Net unrealized appreciation
(depreciation) on investments	82,725,267	(166,923,555)
Net Increase (Decrease) in Net Assets
Resulting from Operations	49,820,695	(303,300,951)
Dividends to Shareholders from ($):
Investment income net	(5,835,179)	(2,038,947)
Net realized gain on investments		(53,558,667)
Total Dividends	(5,835,179)	(55,597,614)
Capital Stock Transactions ($):
Net proceeds from shares sold	9,628,471	11,974,678
Dividends reinvested	5,520,683	53,222,612
Cost of shares redeemed	(45,173,326)	(66,658,970)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(30,024,172)	(1,461,680)
Total Increase (Decrease) in Net Assets	13,961,344	(360,360,245)
Net Assets ($):
Beginning of Period	458,903,706	819,263,951
End of Period	472,865,050	458,903,706
Undistributed investment income net		463,263
Capital Share Transactions (Shares):
Shares sold	997,340	853,307
Shares issued for dividends reinvested	584,863	3,345,738
Shares redeemed	(4,760,855)	(4,716,669)
Net Increase (Decrease) in Shares Outstanding	(3,178,652)	(517,624)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund s financial statements.

		Year Ended October 31,

	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	10.15	17.91	17.35	15.17	14.41
Investment Operations:
Investment income net[a]	.12	.05	.10	.12	.22
Net realized and unrealized
gain (loss) on investments	1.11	(6.59)	2.57	2.21	.73
Total from Investment Operations	1.23	(6.54)	2.67	2.33	.95
Distributions:
Dividends from investment income net	(.13)	(.04)	(.10)	(.15)	(.19)
Dividends from net realized
gain on investments	-	(1.18)	(2.01)	-	-
Total Distributions	(.13)	(1.22)	(2.11)	(.15)	(.19)
Net asset value, end of period	11.25	10.15	17.91	17.35	15.17
Total Return (%)	12.42	(38.95)	16.97	15.44	6.63
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	.99	.96	1.01	.99
Ratio of net expenses
to average net assets	1.05	.99[b]	.96	1.01	.99[b]
Ratio of net investment income
to average net assets	1.25	.38	.59	.72	1.45
Portfolio Turnover Rate	114.75	131.78	74.43	123.60	72.21
Net Assets, end of period ($ x 1,000)	472,865	458,904	819,264	773,732	781,485

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1 Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the fund ) is registered under the Investment Company Act of 1940, as amended (the Act ), as a non-diversified open-end management investment company.The fund s investment objective is to provide investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk.The Dreyfus Corporation (the Manager or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ), serves as the fund s investment adviser. MBSC Securities Corporation (the Distributor ), a wholly-owned subsidiary of the Manager, is the distributor of the fund s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) has become the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP ) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1 unadjusted quoted prices in active markets for
identical investments.

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 significant unobservable inputs (including the fund s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund s investments:

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2009, The Bank of New York Mellon earned $47,984 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as affiliated in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $172,769,186 and unrealized appreciation $47,073,649.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $132,581,527 of the carryover expires in fiscal 2016 and $40,187,659 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were as follows: ordinary income $5,835,179 and $37,463,120 and long-term capital gains $0 and $18,134,494, respectively.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund increased accumulated undistributed investment income-net by $102,116 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2 Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the BNYM Facility ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the BNYM Facility limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility. Effective October 14, 2009, the fund participates with other Dreyfus-managed funds in a $215 million unsecured credit facility led by Citibank, N.A. and will also continue participation in the BNYM Facility. During the period ended October 31, 2009, the fund did not borrow under either Facility.

NOTE 3 Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund s average daily net assets and is payable monthly.The Manager had agreed to waive receipt of a portion of the fund s management fee in the amount of .10% of the value of the fund s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $219,070 during the period ended October 31, 2009.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other informa-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

tion, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2009, the fund was charged $600,953 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $328,233 pursuant to the transfer agency agreement, which is included in Shareholder Servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $60,569 pursuant to the cash management agreement, which is included in Shareholder Servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $44,189 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $311,647, custodian fees $12,876, chief compliance officer fees $3,897 and transfer agency per account fees $58,000, which are offset against an expense reimbursement currently in effect in the amount of $1,291.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2009, amounted to $480,995,572 and $504,131,881, respectively.

The fund adopted the provisions of ASC Topic 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31,2009. These disclosures did not impact the notes to the financial statements.

At October 31, 2009, the cost of investments for federal income tax purposes was $453,788,687; accordingly, accumulated net unrealized appreciation on investments was $47,073,649, consisting of $60,594,800 gross unrealized appreciation and $13,521,151 gross unrealized depreciation.

NOTE 5 Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,371,916 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member Rosalind G. Jacobs, Emeritus Board Member Dr. Paul A. Marks, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 31

OFFICERS OF THE FUND (Unaudited) (continued)

For More Information

Ticker Symbol: DGRIX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ( SEC ) for the first and third quarters of each fiscal year on Form N-Q. The fund s Forms N-Q are available on the SEC s website at http://www.sec.gov and may be reviewed and copied at the SEC s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,316 in 2008 and $31,942 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398, in 2008 and $5,276 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2008 and $-0- in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,343 in 2008 and $3,517 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2008 and $-0- in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $291 in 2008 and $127 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $-0- in 2008 and $-0- in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $7,879,835 in 2008 and $25,383,429 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 23, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	December 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)